UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 20, 2019

CBTX, Inc.

(Exact name of registrant as specified in its charter)

Texas	0001-38280	20‑8339782

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer

incorporation or organization)		Identification No.)

9 Greenway Plaza, Suite 110

Houston, Texas 77046

(Address of principal executive offices)

(713) 210‑7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.

On March 20, 2019, CBTX, Inc. issued a press release announcing that its Board of Directors has declared a quarterly cash dividend in the amount of $0.10 per share of common stock. The dividend will be payable on April  15, 2019 to shareholders of record as of the close of business on April 1, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of CBTX, Inc. dated March 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBTX, Inc.

Date: March 20, 2019	By:	/s/ Robert T. Pigott, Jr.
Robert T. Pigott, Jr.
Chief Financial Officer